UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2020

Tailored Brands, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-16097 (Commission File Number)	47-4908760 (IRS Employer Identification No.)

6380 Rogerdale Road Houston, Texas (Address of principal executive offices)	77072 (Zip Code)

281-776-7000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	TLRD	New York Stock Exchange
Preferred Stock Purchase Rights	TLRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

On August 2, 2020 Tailored Brands, Inc. was notified by the Staff of NYSE Regulation, Inc. that it had determined to commence proceedings to delist the common stock and preferred stock purchase rights of Tailored Brands, Inc. from the New York Stock Exchange.

Item 1.03	Bankruptcy or Receivership

As previously reported, on August 2, 2020 (the “Petition Date”), Tailored Brands, Inc. (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Chapter 11 Cases are being jointly administered under the caption In re: Tailored Brands, Inc., et al., Case No. 20-33900 (MI).

On August 3, 2020, the Company received certain “first day relief” from the Bankruptcy Court that will allow the Company to operate in the ordinary course of business, including the authority to access cash collateral and debtor-in-possession financing, pay employee wages and benefits, honor customer programs and pay vendors and suppliers in the ordinary course for all goods and services provided after the Petition Date.

On August 3, 2020, the Bankruptcy Court also entered the Order Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock, Docket No. 83 (the “Order”). The Order is designed to assist the Debtors in preserving certain of their tax attributes by establishing, among other things, the procedures (including notice requirements) that certain stockholders and potential stockholders must comply with regarding transfers of, or declarations of worthlessness with respect to, the Company’s common stock, as well as certain obligations with respect to notifying the Debtors with respect to current stock ownership (the “Procedures”). The terms and conditions of the Procedures were immediately effective and enforceable upon entry of the Order by the Bankruptcy Court. Any actions in violation of the Procedures (including the notice requirements) are null and void ab initio, and (a) the person or entity making such a transfer will be required to take remedial actions specified by the Debtors to appropriately reflect that such transfer of the Company’s common stock is null and void ab initio and (b) the person or entity making such a declaration of worthlessness with respect to the Company’s common stock will be required to file an amended tax return revoking such declaration and any related deduction to reflect that such declaration is void ab initio. The foregoing description of the Order is not complete and is qualified in its entirety by reference to the Order, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.1 and is hereby incorporated by reference in this Item 1.03.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 2, 2020, the Company was notified by the staff of NYSE Regulation, Inc. (“NYSE Regulation”) that it had determined to commence proceedings to delist the common stock of the Company from the New York Stock Exchange (“NYSE”). NYSE Regulation reached its decision that the Company is no longer suitable for listing pursuant to NYSE Listed Company Manual Section 802.01D after the Company’s disclosure on August 2, 2020 that it has commenced voluntary cases under chapter 11 of the Bankruptcy Code. The Company does not intend to appeal the determination and, therefore, it is expected that its common stock will be delisted, which would not affect its operations or business and does not change its reporting requirements under the rules of the Securities and Exchange Commission (the “SEC”).

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth above in Item 1.03 of this Current Report on Form 8-K regarding the Order Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock, Docket No. 83, is hereby incorporated by reference in this Item 3.03.

Item 7.01	Regulation FD Disclosure.

In connection with the Company's receipt of certain “first day relief” described in Item 1.03 above, the Company issued a press release on August 3, 2020, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information disclosed in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing.

Cautionary Statement Regarding Forward-Looking Information

The Company has included statements in this Current Report on Form 8-K that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, words such as “expects,” “anticipates,” “envisions,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “guidance,” “may,” “projections,” and “business outlook,” variations of such words and similar expressions are intended to identify such forward-looking statements. The forward-looking statements are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Any forward-looking statements that we make herein are not guarantees of future performance and actual results may differ materially from those in such forward-looking statements as a result of various factors. Factors that might cause or contribute to such differences include, but are not limited to: risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases, including with respect to any proposed debtor-in-possession financing; the ability of the Company to negotiate, develop, confirm and consummate a plan of reorganization; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s reorganization, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effects of the Chapter 11 Cases on the interests of various constituents; the length of time that the Company will operate under Chapter 11 protection; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; conditions to which any debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside the Company’s control; the effects of the COVID-19 pandemic and uncertainties about its depth and duration, including the health and well-being of our employees and customers, temporary store closures, increases in the unemployment rate, furlough or temporary layoffs of our employees, our ability to increase our liquidity and preserve financial flexibility, and social distancing measures or changes in consumer spending behaviors; actions or inactions by governmental entities; domestic and international macro-economic conditions; inflation or deflation; the loss of, or changes in, key employees; success, or lack thereof, in formulating or executing our internal strategies and operating plans including new store and new market expansion plans; cost reduction initiatives and revenue enhancement strategies; changes to our capital allocation policy; changes in demand for our retail clothing or rental products, including changes in apparel trends and changing consumer preferences; market trends in the retail or rental business; customer confidence and spending patterns; changes in traffic trends in our stores; customer acceptance of our merchandise strategies, including custom clothing; performance issues with key suppliers; disruptions in our supply chain; severe weather; regional or national civil unrest or acts of civil disobedience; public health crises, including the recent coronavirus outbreak; foreign currency fluctuations; government export and import policies, including the enactment of duties or tariffs; advertising or marketing activities of competitors; the impact of cybersecurity threats or data breaches; legal proceedings and the impact of climate change.

Forward-looking statements are intended to convey the Company’s expectations about the future, and speak only as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by applicable law. However, any further disclosures made on related subjects in our subsequent reports on Forms 10-K, 10-Q and 8-K should be consulted. This discussion is provided as permitted by the Private Securities Litigation Reform Act of 1995, and all written or oral forward-looking statements that are made by or attributable to us are expressly qualified in their entirety by the cautionary statements contained or referenced in this section.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit 4.1	Order Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock

Exhibit 99.1	Tailored Brands, Inc. Press Release issued August 3, 2020.

Exhibit 104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2020

TAILORED BRANDS, INC.

By:	/s/ John Vazquez
Name:	John Vazquez
Title:	Vice President, Chief Accounting Officer and Treasurer